[Conformed Copy]



                         NEW YORK TELEPHONE COMPANY

                               DEBT SECURITIES

                           UNDERWRITING AGREEMENT

                                                      New York, New York
                                                      February 15, 1994

To the Representatives
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto

Dear Sirs:

  New York Telephone Company, a New York corporation ("Company"), may issue and sell from time to time series of its debt securities registered under the registration statements referred to in Paragraph 1(a) hereof ("Securities" and individually "Security"). The Company proposes to sell to the underwriters named in Schedule II hereto ("Underwriters") for whom you are acting as representatives ("Representative"), a series of Securities, of the designation, with the terms and in the aggregate principal amount specified in Schedule I hereto ("Underwritten Securities" and individually "Underwritten Security"). If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representative" shall each be deemed to refer to such firm or firms.

  1.   The Company represents, warrants and agrees that:

       (a) Registration statements on Form S-3 with respect to the Securities have been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended ("Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission ("Commission") thereunder and has become effective. As used in this Agreement, (i) "Registration Statement" means that such registration statement, as amended and supplemented to the date hereof;
  (ii) "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in the Registration Statement, or amendments or supplements thereof, before it became effective under the Act, including any prospectus filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; (iii) "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (iv) "Prospectus" means the Basic Prospectus, together with any prospectus amendment or supplement (including in each case all documents incorporated therein by reference) specifically relating to the Underwritten Securities, as filed with the Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Prospectus.

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       (b) The Registration Statement and each Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will contain at all times during the period specified in Paragraph 7(c) hereof, all statements which are required by the Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the rules and regulations of the Commission under such Acts; the indenture, including any amendments and supplements thereto, pursuant to which the Underwritten Securities will be issued ("Indenture") will conform with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and the Registration Statement and each Prospectus does not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not, at any time during the period specified in Paragraph 7(c) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement or any Prospectus in reliance and based upon information furnished to the Company through the Representative by or on behalf of any Underwriter, or as to any statements in or omissions from the Statement of Eligibility of the Trustee under the Indenture.

       (c) Neither the Company nor any of its subsidiaries (as defined in Paragraph 14 hereof) is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company or the Company and its subsidiaries taken as a whole; the execution, delivery and performance of this Agreement and any Delayed Delivery Contracts (as defined in Paragraph 3 hereof) and compliance by the Company with the provisions of the Underwritten Securities and the Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their respective properties; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws and except as set forth in Paragraph 1(l) hereof, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement, the Delayed Delivery Contracts, if any, and the Indenture.

       (d) Except as described in or contemplated by the Registration Statement and each Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations or




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


  prospects of the Company or the Company and its subsidiaries taken as a whole from the dates as of which information is given in the Registration Statement and each Prospectus.

       (e) Coopers & Lybrand, whose report appears in the Company's most recent Annual Report on Form 10-K which is incorporated by reference in each Prospectus, are independent accountants as required by the Act and the Rules and Regulations.

       (f) On the Delivery Date (as defined in Paragraph 6 hereof) (i) the Indenture will have been validly authorized, executed and delivered by the Company and will constitute the legally binding obligation of the Company,
  (ii) the Underwritten Securities will have been validly authorized and, upon payment therefor as provided in this Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Indenture and (iii) the Underwritten Securities and the Indenture will conform to the descriptions thereof contained in the Prospectus.

       (g) The Company and each of its consolidated subsidiaries have been duly incorporated, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which their respective ownership of properties or the conduct of their respective businesses requires such qualification, and have power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

       (h) Except as described in each Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its consolidated subsidiaries which might result in any material adverse change in the financial condition, results of operations, business or prospects of the Company or of the Company and its consolidated subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement.

       (i) The financial statements filed as part of the Registration Statement or included in any Preliminary Prospectus or Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present at all times during the period specified in Paragraph 7(c) hereof, fairly, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.





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


       (j) The documents incorporated by reference into any Preliminary Prospectus or Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, prepared by the Company in conformity with the applicable requirements of the Act and the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Paragraph 7(c) hereof, timely filed as required thereby.

       (k) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in any Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

       (l) The Company has filed a petition or petitions with the Public Service Commission of the State of New York ("PSC") with respect to the issue and sale of the Underwritten Securities. The PSC has authorized the issue and sale thereof but upon the express condition that the Company shall have fulfilled certain obligations, such authority being subject to abrogation by order issued by one or more Commissioners of the PSC within the period of time after the fulfillment of such obligations as may have been specified by the PSC in its order granting such authorization, unless prior to the expiration of such period the Company shall be advised by the Director of the Office of Accounting and Finance of the PSC or his designee that the applicable conditions have been met and that such authority is not to be abrogated.

       (m) The Company and each of its consolidated subsidiaries have good and valid title to all or substantially all of their respective properties, except as otherwise indicated in the Prospectus, subject only to the lien of the Refunding Mortgage as set forth in the Prospectus.

  2. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price and on the other terms set forth in Schedule I hereto, the principal amount of the Underwritten Securities set forth opposite its name in Schedule II hereto.






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  3.   Any offer to purchase Underwritten Securities by institutional investors solicited by the Underwriters for delayed delivery shall be made pursuant to contracts substantially in the form of Exhibit A attached hereto, with such changes therein as the Company and the Representative may approve ("Delayed Delivery Contracts"). The Company shall have the right, in its sole discretion, to approve or disapprove each such institutional investor. Underwritten Securities which are subject to Delayed Delivery Contracts are herein sometimes called "Delayed Delivery Underwritten Securities" and Underwritten Securities which are not subject to Delayed Delivery Contracts are herein sometimes called "Immediate Delivery Underwritten Securities".

    Contemporaneously with the purchase on the Delivery Date by the Underwriters of the Immediate Delivery Underwritten Securities pursuant to this Agreement, the Company will pay to the Representative, for the account of the Underwriters, the compensation specified in Schedule I hereto for arranging the sale of Delayed Delivery Underwritten Securities. The Underwriters shall have no responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

    For the purpose of determining the principal amount of Immediate Delivery Underwritten Securities to be purchased by each Underwriter, there shall be deducted from the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in Schedule II hereto that portion of the aggregate principal amount of Delayed Delivery Underwritten Securities that the principal amount of Underwritten Securities to be purchased by such Underwriter as set forth in Schedule II hereto bears to the aggregate principal amount of Underwritten Securities set forth there to be purchased by all of the Underwriters (in each case as adjusted by the Representative to avoid fractions of the minimum principal amount in which the Underwritten Securities may be issued), except to the extent that the Representative determines, in its discretion, that such deduction shall be otherwise than in such proportion and so advises the Company.

  4. The Company shall not be obligated to deliver any Underwritten Securities except upon payment for all Immediate Delivery Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.

  5. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in Schedule II hereto to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate principal amount of Underwritten Securities set forth therein to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any Immediate Delivery Underwritten Securities if the aggregate principal amount of Immediate Delivery Underwritten Securities which the defaulting Underwriter





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


or Underwriters agreed but failed to purchase exceeds 9.09% of the total principal amount of Underwritten Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Underwritten Securities set forth in Schedule II hereto to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Immediate Delivery Underwritten Securities. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the Immediate Delivery Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Paragraph 7(k) hereof.

    Nothing contained in this Paragraph 5 shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Immediate Delivery Underwritten Securities of a defaulting or withdrawing Underwriter, either the Representative or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, any Prospectus or in any other document or arrangement.

  6. Delivery of and payment for the Immediate Delivery Underwritten Securities shall be made at such address, date and time as may be specified in Schedule I hereto. This date and time are sometimes referred to as the "Delivery Date". On the Delivery Date the Company shall deliver the Immediate Delivery Underwritten Securities to the Representative for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in next-day funds settled through the New York Clearing House. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Immediate Delivery Underwritten Securities shall be in such form or forms (which forms may include bearer or fully registered form) and in such denominations as may be set forth on
Schedule I. Immediate Delivery Underwritten Securities in registered form Underwriter hereunder. Upon delivery, the Immediate Delivery Underwritten Securities shall be in such form or forms (which forms may include bearer or fully registered form) and in such denominations as may be set forth on
Schedule I. Immediate Delivery Underwritten Securities in registered form shall be in such authorized denominations and registered in such names as the Representative shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking








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and packaging of the Immediate Delivery Underwritten Securities, the Company
shall make the Immediate Delivery Underwritten Securities available for inspection by the Representative in New York, New York or, in the case of Immediate Delivery Underwritten Securities in bearer form, at another location acceptable to the Representative, in either case not later than 2:00 P.M., local time, on the business day prior to the Delivery Date.

  7.   The Company agrees:

       (a) To furnish promptly to the Representative and to counsel for the Underwriters a conformed copy of the Registration Statement as originally filed and each amendment or supplement thereto filed prior to the date hereof or relating to or covering the Underwritten Securities, and a copy of each Prospectus filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith;

       (b) To deliver promptly to the Representative such reasonable number of the following documents as the Representative may request: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement), (ii) each Prospectus and (iii) any documents incorporated by reference in any Prospectus;

       (c) To file with the Commission, during such period following the date hereof as, in the opinion of counsel for the Underwriters, any Prospectus that is required by law to be delivered, any amendment or supplement to the Registration Statement or any Prospectus that may, in the judgment of the Company or the Representative, be required by the Act or requested by the Commission and not disapproved by the Representative;

       (d) Prior to filing with the Commission during the period referred to in (c) above (i) any amendment or supplement to the Registration Statement,
  (ii) any Prospectus or any amendment or supplement thereto or (iii) any document incorporated by reference in any of the foregoing or any amendment or supplement to such incorporated document, to furnish a copy thereof to the Representative and to counsel for the Underwriters and not to file any document that shall have been disapproved, such approval not to be unreasonably exercised, by the Representative;

       (e) To advise the Representative promptly (i) when any post-effective amendment to the Registration Statement relating to or covering the Underwritten Securities becomes effective, (ii) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement (insofar as the amendment or supplement relates to or covers the Underwritten Securities), to any Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to any Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of





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  any challenge to the accuracy or adequacy of any document incorporated by reference in any Prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Underwritten Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement (insofar as the Registration Statement relates to or covers the Underwritten Securities) or any Prospectus or which requires the making of a change in the Registration Statement or any Prospectus in order to make any material statement therein not misleading;

       (f) If, during the period referred to in (c) above, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

       (g) As soon as practicable, to make generally available to its security holders and to deliver to the Representative an earnings statement, conforming with the requirements of Section 11(a) of the Act, covering a period of at least twelve months beginning after the latest of
  (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement;

       (h) So long as any of the Underwritten Securities are outstanding, to furnish to the Representative copies of all reports and financial statements furnished by the Company to each securities exchange on which securities issued by the Company may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

       (i) To endeavor to qualify the Underwritten Securities for offer and sale under the securities laws of such jurisdictions as the Representative may reasonably request;

       (j) To use its best efforts to obtain the listing of the Underwritten Securities on the securities exchange, if any, set forth on Schedule I ("Stock Exchange") on or prior to the Delivery Date and to cause such listing to be continued so long as any amount of the Securities remains outstanding; to furnish from time to time any and all documents, instruments, information and undertakings that may be necessary in order to effect such listing; and to maintain the same until none of the Underwritten Securities is outstanding or until such time as payment of principal of and premium, if any, and interest on all the Underwritten Securities has been duly provided for, whichever is earlier; provided that if the Company can no longer reasonably maintain such listing, the Company shall use its best efforts to obtain and maintain the quotation for, or listing of, the Underwritten Securities on such other securities exchange or exchanges as the Company may, with the approval of the Representative, determine;





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       (k) To pay the costs incident to the authorization, issuance, sale and delivery of the Underwritten Securities and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments, supplements and exhibits thereto; the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, each Prospectus and any documents incorporated by reference in any of the foregoing documents; the costs of printing this Agreement and the Delayed Delivery Contracts, if any; the costs of any filings with the National Association of Securities Dealers, Inc.; fees paid to rating agencies in connection with the rating of the Securities, including the Underwritten Securities; the fees and expenses of qualifying the Underwritten Securities under the securities laws of the several jurisdictions as provided in this Paragraph and of preparing and printing a Blue Sky Memorandum (including fees of counsel to the Underwriters); the cost of listing the Underwritten Securities on the Stock Exchange; and all other costs and expenses incident to the performance of the Company's obligations under this Agreement; provided that, except as provided in this Paragraph and in Paragraph 11 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Underwritten Securities which they may sell and the expenses of advertising any offering of the Underwritten Securities made by the Underwriters;

       (l) Until the termination of the offering of the Underwritten Securities, to timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to
  Section 13(a), 13(c), 14 or 15(d) of the Exchange Act; and

       (m) During the period beginning on the date hereof and continuing to the Delivery Date, without the consent of the Representative, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company with maturities longer than one year, other than Underwritten Securities to the Underwriters and the $450,000,000 principal amount of the Company's Thirty Year 7 1/4% Debentures, due February 15, 2024.

  8. (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which that Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or any Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and such controlling person for any legal and other



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


expenses reasonably incurred by that Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or any Prospectus in reliance and based upon information furnished to the Company through the Representative by or on behalf of any Underwriter; and provided further that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Underwritten Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of any Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus, unless such failure resulted from non-compliance by the Company with Paragraph 7(b) hereof. For purposes of the second proviso to the immediately preceding sentence, the term Prospectus shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or any Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written request thereof. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or controlling person.

       (b) Each Underwriter shall indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action, arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or any Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance and based upon written information furnished to the Company through the Representative by or on behalf of that Underwriter, and shall reimburse the Company for any legal and other expenses reasonably incurred by the Company or any such director, officer or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity






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


agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any of its directors, officers or controlling persons.

       (c) Promptly after receipt by an indemnified party under this Paragraph 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Paragraph, notify the indemnifying party in writing of the claim or the commencement of that action, provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Paragraph 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Paragraph for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that the Representative shall have the right to employ one counsel to represent the Representative, those other Underwriters and their respective controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Paragraph 8 if, in the reasonable judgment of the Representative, it is advisable for the Representative, those Underwriters and controlling persons to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this
Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

       (d) If the indemnification provided for in this Paragraph 8 shall for any reason be unavailable to an indemnified party under Paragraph 8(a) or 8(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Underwritten Securities and the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Underwritten Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Paragraph 8(d) shall be deemed to include, for purposes of this Paragraph 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 8(d) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Paragraph 8(d) are several in proportion to their respective underwriting obligations and not joint.

       (e) The indemnity agreements contained in this Paragraph and the representations, warranties and agreements of the Company in Paragraph 1 and Paragraph 7 hereof shall survive the delivery of the Underwritten Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

  9. The obligations of the Underwriters under this Agreement may be terminated by the Representative, in its absolute discretion, by notice given to and received by the Company prior to the delivery of and payment for the Immediate Delivery Underwritten Securities, if, during the period beginning on the date hereof to and including the Delivery Date, (a) trading in securities generally on the New York Stock Exchange, Inc. is suspended, or minimum prices are established on that Exchange, or (b) a banking moratorium is declared by either Federal or New York State authorities, or (c) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, or (d) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriters, impracticable to market such Underwritten Securities, or (e) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its consolidated subsidiaries taken as a whole shall have occurred the effect of which is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the delivery of the Underwritten Securities, or (f) any rating of any of the Company's unsecured senior debt securities shall have been lowered by any nationally recognized statistical rating organization (as defined in Rule 15c3-1 under the Exchange Act).

  10. The respective obligations of the Underwriters under the Agreement with respect to the Underwritten Securities are subject to the accuracy, on the date hereof and on the Delivery Date, of the representations and warranties of the Company contained herein, to performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions applicable to the Underwritten Securities:

       (a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in any Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or any Prospectus or otherwise shall have been complied with; and after the date hereof the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or any Prospectus (or any document incorporated by reference therein) that shall have been disapproved by the Representative.

       (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or any Prospectus contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

       (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Underwritten Securities and the Indenture and the form of the Registration Statement, each Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to Simpson Thacher & Bartlett, counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable it to pass upon such matters.

       (d) The Vice President and General Counsel to the Company shall have furnished to the Representative his opinion addressed to the Underwriters and dated the Delivery Date, as Vice President and General Counsel to the Company, to the effect that:

           (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York;

          (ii) The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which its ownership of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the Company), and has all power and authority necessary to own its properties and conduct the business in which it is engaged as described in the Prospectus;

         (iii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable in accordance with its terms;

          (iv) The Immediate Delivery Underwritten Securities have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with this Agreement, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits of the Indenture;

           (v) The Delayed Delivery Underwritten Securities, if any, have been duly authorized and, when executed and issued by the Company, and assuming due authentication thereof by the Trustee and upon payment and delivery by the respective purchasers thereof in accordance with the terms of the related Delayed Delivery Contracts, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits of the Indenture;

          (vi) The Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the purchasers thereunder, are valid and legally binding obligations of the parties thereto;

         (vii) The statements made in each Prospectus under the caption "Description of Securities" (or a comparable caption), insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects;

        (viii) The Registration Statement is effective under the Act and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued, and no proceeding for that purpose is pending or threatened by the Commission;

          (ix) No order issued by the Commission directed to any document incorporated by reference in any Prospectus has been issued and, to the knowledge of such counsel, no challenge has been made by the Commission to the accuracy or adequacy of any such document;

           (x) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company which would affect the subject matter of this Agreement or is required to be disclosed in any Prospectus (including the documents incorporated by reference therein) which is not disclosed and correctly summarized therein;

          (xi) To the best of such counsel's knowledge, the Company is not in violation of its corporate charter or by-laws, or in default under any material agreement, indenture or instrument;

         (xii) This Agreement has been duly authorized, executed and delivered by the Company;

        (xiii) The execution, delivery and performance of this Agreement and the Delayed Delivery Contracts, if any, and compliance by the Company with the provisions of the Underwritten Securities and the Indenture will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or result in a violation of the corporate charter or by-laws of the Company or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or its property; and

         (xiv) All legally required proceedings in connection with the authorization, issue and validity of the Underwritten Securities and the sale of the Underwritten Securities by the Company in accordance with this Agreement have been taken, and all legally required orders, consents or other authorizations or approvals of the PSC and of any other public boards or bodies have been obtained.

       In giving such opinion, such counsel may rely on the opinion of Connecticut counsel satisfactory to counsel for the Underwriters as to matters of Connecticut law. In giving such opinion, such counsel need not express any opinion regarding any order, consent or other authorization or approval which may be legally required pursuant to any state securities law.

       Such counsel may state that the opinions set forth in paragraphs
(iii), (iv), (v) and (vi) above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

       Such opinion shall also state that the Registration Statement and each Prospectus as of their respective effective and issue dates complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission under said Acts (except that no opinion need be expressed as to the financial statements and other financial data contained therein) and each document incorporated by reference in each Prospectus as filed under the Exchange Act complied when so filed as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder (except that no opinion need be expressed as to the financial statements and other financial data contained therein).

       Such opinion shall also contain a statement that such counsel has no reason to believe that (i) the Registration Statement, as of its effective date (or, with respect to the Registration Statement, if the Company has filed an Annual Report on Form 10-K since its effective date, the date of the Company's most recent Annual Report on Form 10-K), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

       (e) the Company shall have furnished to the Representative on the Delivery Date a certificate, dated the Delivery Date, of its Chairman of the Board, its President or a Vice President and its Treasurer or an Assistant Treasurer stating that:

           (i) The representations, warranties and agreements of the Company in Paragraph 1 hereof are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Paragraphs 10(a), 10(j) and 10(k) hereof have been fulfilled;

          (ii) They have carefully examined the Registration Statement and each Prospectus and, in their opinion, (A) as of the date of each Prospectus, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date of each Prospectus, no event has occurred which should have been set forth in a supplement or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

       (f) If Underwritten Securities in bearer form are being delivered by the Company on the Delivery Date, the Company shall have furnished to the Representative a letter of its United States tax counsel addressed to the Underwriters and dated the Delivery Date to the effect that (i) the Underwriters may rely on the opinion of such counsel filed as an exhibit to the Registration Statement to the same extent as though it were dated the date of such letter authorizing reliance, and (ii) such counsel has reviewed the other statements in the Prospectus under the caption "United States Tax Matters" and, insofar as they are, or refer to, statements of United States law or legal conclusions, such statements are accurate in all material respects.

       (g) If Underwritten Securities in bearer form are being delivered by the Company on the Delivery Date in a jurisdiction other than the United States, the Company shall have furnished to the Representative such legal opinion or opinions as the Representative may reasonably request addressed to the Underwriters and dated the Delivery Date, with respect to matters relating to the offering, sale and delivery of the Underwritten Securities in such jurisdiction.

       (h) The Company shall have furnished to the Representative (i) a letter of Coopers & Lybrand, addressed to the Underwriters and dated the date hereof of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 and covering such specified financial statement items as counsel for the Underwriters may reasonably have requested and (ii) a letter of Coopers & Lybrand, addressed to the Underwriters and dated the Delivery Date, stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter) the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter referred to in subclause (i) above, confirming in all material respects the conclusions and findings set forth in such prior letter.

       (i) Simpson Thacher & Bartlett shall have furnished the Representative its opinion addressed to the Underwriters and dated the Delivery Date, as counsel for the Underwriters, covering the matters set forth in Paragraph 10(d), except clauses (ii), (viii), (ix), (x), (xi) and (xiii) thereof.

       (j) The PSC shall have granted authorization, and on the Delivery Date such authorization shall be in full force and effect, permitting the issuance and sale of the Underwritten Securities upon the terms and conditions hereunder set forth or contemplated and containing no provision unacceptable to the Underwriters, and the Company shall have been advised by the Director of the Office of Accounting and Finance of the PSC or his designee that such authority is not to be abrogated.

       All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the Underwriters.

       11. If the Company shall fail to tender the Immediate Delivery Underwritten Securities for delivery to the Underwriters for any reason under this Agreement, or if the Underwriters shall decline to purchase the Immediate Delivery Underwritten Securities for any reason permitted under this Agreement (other than pursuant to Paragraph 5 hereof), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of Immediate Delivery Underwritten Securities, and the solicitation of any purchases of the Delayed Delivery Underwritten Securities, and upon demand the Company shall pay the full amount thereof to the Representative. If this Agreement is terminated pursuant to Paragraph 5 hereof by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

       12. The Company shall be entitled to act and rely upon any request, consent, notice or agreement by, or on behalf of, the Representative. Any notice by the Company to the Underwriters shall be sufficient if given in writing or by telegraph addressed to the Representative at its address set forth in Schedule I hereto, and any notice by the Underwriters to the Company shall be sufficient if given in writing or by telegraph addressed to the Company at 1095 Avenue of the Americas, New York, New York, 10036, Attention of the Vice President-Finance.

       13. This Agreement shall be binding upon the Underwriters, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act, and (b) the indemnity agreement of the Underwriters contained in Paragraph 8 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

       14. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

       15. This Agreement shall be governed by and construed in accordance with the laws of New York.

       If the foregoing is in accordance with your understanding of our agreement please sign and return to us the enclosed duplicate hereof, whereupon this Agreement shall represent a binding agreement among the Company and the several Underwriters.

                                       Very truly yours,

                                       NEW YORK TELEPHONE COMPANY


                                       By         Mel Meskin
                                         Title: Vice President-Finance
                                                     and Treasurer


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Goldman, Sachs & Co.
Citicorp Securities, Inc.
Merrill, Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.

By Goldman, Sachs & Co.


By      Goldman, Sachs & Co.
        Goldman, Sachs & Co.

For themselves and as Representatives of the several Underwriters named in Schedule II to the foregoing Agreement.

                                 SCHEDULE I

Underwriting Agreement dated February 15, 1994.

Registration Statement Nos. 33-49697 and 33-50615.

Representatives and Addresses:         Goldman, Sachs & Co.
                                       Citicorp Securities, Inc.
                                       Merrill Lynch, Pierce, Fenner &
                                         Smith Incorporated
                                       J.P. Morgan Securities Inc.
                                       C/O Goldman, Sachs & Co.
                                           85 Broad Street - 22nd Floor
                                           New York, New York  10004

Underwritten Securities:               Ten Year 6 1/4% Notes,
    Designation:                       due February 15, 2004.

    Principal Amount:                  $150,000,000.

    Indenture:                         Indenture dated as of June 1, 1993,
                                       from New York Telephone Company to The
                                       Chase Manhattan Bank, N.A., as Trustee.

    Date of Maturity:                  February 15, 2004.

    Interest Rate:                     6 1/4% per annum, payable February 15
                                       and August 15 of each year, commencing
                                       August 15, 1994, to holders of record
                                       at the close of business on the
                                       February 1 or August 1 prior to the
                                       payment date.


                                      20


                           SCHEDULE I (continued)


    Purchase Price:                    98.420% of the principal amount
                                       thereof.

    Redemption Provisions:             None.

    Form and Authorized
       Denominations:                  Registered-$1,000 and multiples
                                       thereof.

    Stock Exchange Listing:            Application will be made to list the
                                       Notes on the New York Stock Exchange,
                                       Inc.

Delivery Date, Time and Location:      February 28, 1994 at 10:00 a.m. at the
                                       offices of NYNEX Corporation,
                                       335 Madison Avenue, New York,
                                       New York 10017.


                                 SCHEDULE II

                                                              Principal
                                                              Amount of
                                                            Underwritten
                                                             Securities
  Name of Underwriters
  Goldman, Sachs & Co. ..................................   $ 37,500,000
  Citicorp Securities, Inc. .............................     37,500,000
  Merrill Lynch, Pierce, Fenner & Smith Incorporated ....     37,500,000
  J.P. Morgan Securities Inc. ...........................     37,500,000
       Total ............................................   $150,000,000

                                                               EXHIBIT A

                                      $


                          NEW YORK TELEPHONE COMPANY

                               DEBT SECURITIES



                          DELAYED DELIVERY CONTRACT


                                                      [Date]


NEW YORK TELEPHONE COMPANY
1095 Avenue of the Americas
New York, New York 10036

Dear Sirs:

    The undersigned hereby agrees to purchase from New York Telephone Company, a New York corporation ("Company"), and the Company hereby agrees to sell to the undersigned,
                                      $
principal amount of the Company's above-captioned securities ("Securities"),
offered by the Company's prospectus dated         , 19  , as supplemented by
the prospectus supplement dated         , 19   (collectively, the
"Prospectus"), receipt of a copy of which is hereby acknowledged, at a purchase price of % of the principal amount thereof plus accrued interest
from          , 19   to the Delivery Date (as defined in the next paragraph)
and on the further terms and conditions set forth in this Contract.

    Payment for and delivery of the Securities to be purchased by the
undersigned shall be made on          , 19  , herein called the "Delivery
Date".

    At 10:00 A.M., New York time, on the Delivery Date, the Securities to be purchased by the undersigned hereunder will be delivered by the Company to the undersigned, and the undersigned will accept delivery of such Securities and will make payment to the Company of the purchase price therefor, at the office of Marine Midland Bank, N.A. Payment will be by certified or official bank check payable in next-day funds settled through the New York Clearing House to or upon the order of the Company. The Securities will be delivered in such authorized forms and denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to the Delivery Date, or, if the undersigned fails to make a timely designation in the foregoing manner, in the form of one definitive fully registered certificate representing the Securities in the above principal amount, registered in the name of the undersigned.

    This Contract will terminate and be of no further force and effect
after            , 19  , unless (i) on or before such date it shall have been executed and delivered by both parties hereto or (ii) the Company shall have sold to the Underwriters named in the Prospectus the Immediate Delivery Underwritten Securities (as defined in the Underwriting Agreement referred to in the Prospectus) and the Company shall have mailed or delivered to the undersigned at its address set forth below a notice to that effect, stating the date of the occurrence thereof, accompanied by copies of the opinion of counsel for the Company delivered to such Underwriters pursuant to Paragraph 10(d) of the Underwriting Agreement.

    The obligation of the undersigned to accept delivery of and make payment for the Securities on the Delivery Date will be subject to the condition that the Securities shall not, on the Delivery Date, be an investment prohibited by the laws of the jurisdiction to which the undersigned is subject, the undersigned hereby representing that such an investment is not so prohibited on the date hereof.

    This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors but will not be assignable by either party hereto without the written consent of the other.

    It is understood that acceptance of any Delayed Delivery Contract (as defined in said Underwriting Agreement) is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                       Very truly yours,

                                       By


                                                      Title




                                                      Address


Accepted as of           , 19
NEW YORK TELEPHONE COMPANY


By
                Title






                                      2